UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2022

ADVENT TECHNOLOGIES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38742	83-0982969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Clarendon Street

Boston, MA 02116

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 655-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ADN	The Nasdaq Capital Market
Warrants to purchase one share of common stock, each at an exercise price of $11.50	ADNWW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 4, 2022, the Board of Directors (the “Board”) of Advent Technologies Holdings, Inc. (the “Company”) appointed Von McConnell as a Class I director with a term expiring at the Company’s 2024 annual meeting of stockholders. The Board has not appointed Mr. McConnell to any Board committees at this time. Mr. McConnell will receive the compensation for non-employee directors as described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2022. In addition, the Company will enter into its standard form of indemnification agreement with Mr. McConnell, which will provide indemnification protection for Mr. McConnell in connection with his service as a director of the Company. The Indemnification Agreement is substantially similar to the form filed as Exhibit 10.13 of the Company’s Current Report on Form 8-K, filed with the SEC on February 9, 2021.

There are no arrangements or understandings between Mr. McConnell and any other person pursuant to which he was appointed to serve on the Board and Mr. McConnell does not have a direct or indirect material interest in any “related party” transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no family relationships between Mr. McConnell and any director or executive officer of the Company.

Item 7.01	Regulation FD Disclosure.

On November 4, 2022, the Company issued a press release announcing the appointment of Mr. McConnell as a director of the Company. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information included in this Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K is not deemed to be “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall this item and Exhibit 99.1 be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such future filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
99.1	Press Release dated November 4, 2022 regarding the appointment of Mr. Von McConnell as a director of Advent Technologies Holdings, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADVENT TECHNOLOGIES HOLDINGS, INC.

	By:	/s/ James F. Coffey
Dated: November 4, 2022		Name:	James F. Coffey
		Title:	Chief Operating Officer and General Counsel

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